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                                                                   Exhibit 10.19

                                 AMENDMENT NO. 1
                          TO THE D AND W HOLDINGS, INC.
                             1998 STOCK OPTION PLAN



                      To record the adoption of this Amendment No. 1 (this "Amendment") to the D and W Holdings, Inc. 1998 Stock Option Plan (the "1998 Plan"), D and W Holdings, Inc., a Delaware corporation (the "Company") has caused an authorized officer to execute this Amendment as of the 17th day of May, 1999. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the 1998 Plan.


                                R E C I T A L S:


                      WHEREAS, the Company has amended the 1998 Plan, effective May 17, 1999, to permit an increase in the maximum aggregate number of shares of Common Stock, par value $.01 per share, of the Company in respect of which options may be granted for all purposes under the 1998 Plan;

                      WHEREAS, all of the stockholders of the Company have approved such amendment to the 1998 Plan; and

                      WHEREAS, the Board of Directors of the Company deems it advisable to amend the 1998 Plan to conform with such amendments to the 1998 Plan.

                      NOW, THEREFORE, the Board of Directors of the Company hereby amends the 1998 Plan as follows:

                      The first sentence of Section 3 shall be deleted in its entirety and replaced with the following:

                      SUBJECT TO THE ADJUSTMENTS PROVIDED IN SECTION 10, THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF THE COMPANY ("COMMON STOCK") IN RESPECT OF WHICH OPTIONS MAY BE GRANTED FOR ALL PURPOSES UNDER THE PLAN SHALL BE 14,991,142 SHARES.

                      All other provisions of the 1998 Plan shall remain in full force and effect as in effect on the date of this Amendment.


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                      IN WITNESS WHEREOF, the undersigned has caused this
Amendment to be duly executed as of the date first above written.



                                             D AND W HOLDINGS, INC.



                                          By:          /s/ Jeff L. Hull
                                              ----------------------------------
                                                   Jeff Hull, Executive Vice
                                               President, Chief Financial
                                               Officer, Treasurer and Secretary